Secured Term Loan Facilities and Revolving Credit Facilities - Annual Principal Payments to Term Loans and Revolving Credit Facilities (Details) - Secured Term Loan Facilities and Revolving Credit Facilities - USD ($)
$ in Thousands
	Dec. 31, 2025	Dec. 31, 2024
Debt Instrument [Line Items]
Due within one year	$ 170,164	$ 252,333
Due between one year and two years	120,538	121,321
Due between two years and three years	160,131	81,644
Due between three years and four years	125,634	131,822
Due between four years and five years	38,274	98,933
Due in more than five years	153,144	74,506
Total	767,885	760,559
Less: current portion	170,164	252,333
Secured term loan facilities and revolving credit facilities, non-current portion	$ 597,721	$ 508,226